UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 1, 2023

COMPX INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13905	57-0981653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2620
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

(972) 448-1400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock ($.01 par value per share)	CIX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 1, 2023, the registrant’s board of directors elected Gina A. Norris to fill the vacancy on the registrant’s board of directors, to serve as a director until her successor is elected and qualified or her earlier resignation, removal or death.  The board of directors also appointed Ms. Norris to serve on its audit committee.

Ms. Norris, age 65, has been senior vice president, partner relations at Matthews Southwest, a private real estate development company, since 2013. She has served as a director of Encore Wire Corporation, a publicly traded manufacturer of wire products, since 2020 and serves on that board’s audit committee, sustainability committee (as chair), compensation committee, and nominating and corporate governance committee. Ms. Norris also serves as an independent director of Texas Security Bankshares, Inc., a privately held bank holding company, and as a director of the State Fair of Texas, a private nonprofit, where she was board chair from 2019 to 2022. From 2010 to 2012, Ms. Norris was president of Stratford Lending, an affiliate of Stratford Land, a private real estate investment fund based in Dallas, Texas. From 2000 to 2010, Ms. Norris served as managing director at Crow Holdings, a private investment company, where she was responsible for a portfolio of investments in real estate, industrial manufacturing and real estate-based operating businesses in the U.S. and Europe. Ms. Norris started her career in 1982, spending eighteen years in corporate banking at First Chicago and Bank One. She is also a CFA charterholder.  She was also appointed on November 2, 2023 to the board of directors and audit committee of Valhi, Inc., one of the registrant’s publicly traded parent corporations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPX INTERNATIONAL INC.
(Registrant)

	By:	/s/ Amy A. Samford
Amy A. Samford
Executive Vice President and
Date: November 2, 2023		Chief Financial Officer